PIMCO Equity Series

Supplement dated October 25, 2019 to the Prospectus dated October 31, 2019, as supplemented from time to time (the “Prospectus”), and to the Statement of Additional Information dated October 31, 2019, as supplemented from time to time (the “SAI”)

Disclosure Related to I-3 Shares of the PIMCO EqS® Long/Short Fund (the “Fund”)

The following changes to the Prospectus and SAI were previously disclosed in a supplement dated August 23, 2019.

The Board of Trustees of PIMCO Equity Series (the “Trust”) has approved a Plan of Liquidation for I-3 shares of the Fund pursuant to which I-3 shares of the Fund will be liquidated (the “Liquidation”) on or about November 21, 2019 (“Liquidation Date”). This date may be changed without notice at the discretion of the Trust’s officers.

Suspension of Sales. Effective October 25, 2019, the Fund ceased selling I-3 shares to new investors or existing shareholders (except through reinvested dividends), including through exchanges into I-3 shares of the Fund from other funds of the Trust or funds of PIMCO Funds.

Mechanics. In connection with the Liquidation, any I-3 share of the Fund outstanding on the Liquidation Date will be automatically redeemed as of the close of business on the Liquidation Date. The proceeds of any such redemption will be equal to the net asset value of such shares after the Fund has paid or provided for all of its charges, taxes, expenses and liabilities attributable to its I-3 shares. The distribution to shareholders of these liquidation proceeds will occur as soon as practicable, and will be made to all I-3 shareholders of record of the Fund at the time of the Liquidation. PIMCO will bear all operational expenses in connection with the Liquidation pursuant to the Second Amended and Restated Supervision and Administration Agreement between the Trust and PIMCO.

Other Alternatives. At any time prior to the Liquidation Date, I-3 shareholders of the Fund may redeem their I-3 shares of the Fund and receive the net asset value thereof, pursuant to the procedures set forth under “Purchases, Redemptions and Exchanges – Redeeming Shares” in the Prospectus. At any time prior to the Liquidation Date, shareholders may also exchange their I-3 Fund shares for I-3 shares of any other fund of the Trust or any fund of PIMCO Funds that offers that class, or for another share class of the Fund, if eligible, without the payment of any applicable contingent deferred sales charge or front-end sales charge. These exchange privileges are described in and subject to any restrictions set forth under “Purchases, Redemptions and Exchanges – Exchanging Shares” in the Prospectus and “Distribution of Trust Shares – Purchases, Exchanges and Redemptions” in the SAI.

U.S. Federal Income Tax Matters. For taxable I-3 shareholders, the automatic redemption of I-3 shares of the Fund on the Liquidation Date will generally be treated as any other redemption of shares, i.e., as a sale that may result in a gain or loss for federal income tax purposes. Instead of waiting until the Liquidation Date, an I-3 shareholder may voluntarily redeem his or her I-3 shares prior to the Liquidation Date to the extent that the shareholder wishes to realize any such gains or losses prior thereto. See “Tax Consequences” in the Prospectus. Shareholders should consult their tax advisers regarding the tax treatment of the Liquidation.

If you have any questions regarding the Liquidation, please contact the Trust at 1-888-877-4626.

Investors Should Retain This Supplement For Future Reference

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PIMCO Equity Series

Supplement dated October 25, 2019 to the Prospectus dated October 31, 2019, as supplemented from time to time, and to the Statement of Additional Information dated October 31, 2019, as supplemented from time to time

Disclosure Related to the PIMCO EqS® Long/Short Fund

The following changes to the Prospectus and SAI were previously disclosed in a supplement dated August 23, 2019.

At a meeting held on August 20-21, 2019, the Board of Trustees considered and approved submitting the following proposal (the “Proposal”) to Institutional Class, I-2, Class A and Class C shareholders of the PIMCO EqS® Long/Short Fund (“Target Fund Shareholders”) at a special meeting to be held on November 22, 2019 (with any postponements or adjournments, “Special Meeting”):

To approve an Agreement and Plan of Reorganization providing for the reorganization of the PIMCO EqS® Long/Short Fund (the “Target Fund”) with and into the PIMCO RAE Worldwide Long/Short PLUS Fund (the “Acquiring Fund”). Holders of Institutional Class, I-2, Class A and Class C shares of the Target Fund will receive Institutional Class, I-2, Class A and Class C shares, respectively, of the Acquiring Fund (the “Reorganization”).

On or about September 30, 2019, Target Fund Shareholders of record as of the close of business on the record date were sent a proxy statement/prospectus containing further information regarding the Proposal. The proxy statement/prospectus also included information about the Special Meeting, at which Target Fund Shareholders will be asked to consider and approve the Proposal. In addition, the proxy statement/prospectus included information about voting on the Proposal and options Target Fund Shareholders have to either attend the Special Meeting in person or to provide voting instructions with respect to their shares. Pacific Investment Management Company LLC will bear the costs of the Reorganization (exclusive of any brokerage commissions or other portfolio transaction costs of the Acquiring Fund or Target Fund, which would be borne by the Acquiring Fund or Target Fund, respectively), including, but not limited to, the following: all third-party costs, fees and expenses attributable to the Reorganization; special Board meeting fees and expenses, if any; the expenses of drafting, printing and mailing the proxy statement/prospectus; and related solicitation and shareholder meeting expenses.

If Target Fund Shareholders approve the Proposal, effective November 25, 2019, the Target Fund will no longer sell shares to new investors or existing shareholders (except through reinvested dividends), including through exchanges into shares of the Target Fund from other funds of PIMCO Equity Series or PIMCO Funds.

This Supplement is not a solicitation of any proxy.

Investors Should Retain This Supplement For Future Reference

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